[LETTERHEAD]

EXHIBIT 99

                                                  Cindy Koehn 415/396-3099
                                                  Investor Relations




FOR IMMEDIATE RELEASE
Tues., January 20, 1998

WELLS FARGO REPORTS FOURTH QUARTER EARNINGS INCREASE
   FOURTH QUARTER PER SHARE EARNINGS INCREASE TO $3.40 VS. $1.12 A YEAR AGO

     SAN FRANCISCO -- Wells Fargo & Co. (NYSE:WFC) today reported net income of $298 million for the fourth quarter of 1997, compared with $123 million for the fourth quarter of 1996. Per share earnings for the quarter were $3.40, compared with $1.12 in the fourth quarter of 1996. Earnings for the full year of 1997 were $1.155 billion, or $12.77 per share, compared with $1.071 billion, or $12.21 per share, for the full year 1996. Return on average assets (ROA) was 1.23 percent and return on average common equity
(ROE) was 9.29 percent for the fourth quarter 1997, compared with ROA of .45 percent and ROE of 2.99 percent for the fourth quarter of 1996. ROA was 1.16 percent and ROE was 8.79 percent for the full year 1997, and 1.15 percent and
8.83 percent, respectively, for 1996.

     Cash earnings for the fourth quarter of 1997 were $4.71 per share, compared with $2.41 for the fourth quarter of 1996, an increase of 95 percent. Cash ROA was 1.85 percent and cash ROE was 36.15 percent for the fourth quarter of 1997, compared with .97 percent and 16.99 percent, respectively, for the fourth quarter of 1996. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible.

     "The focus and discipline our employees demonstrated throughout the year has yielded encouraging results in the fourth quarter," said Chairman Paul Hazen. "Since September, loan volume has increased, deposits are up and we've seen modest revenue growth. We're well positioned for growth in 1998."

     Net interest income on a taxable-equivalent basis was $1.130 billion in the fourth quarter of 1997, down from $1.253 billion a year ago. The decrease was primarily due to a decline in earning assets. For the full year 1997, net interest income on a taxable-equivalent


                                    -more-

2/WF Earnings


basis was $4.627 billion, compared with $4.532 billion for the full year 1996. The Company's net interest margin for the fourth quarter of 1997 was
5.94 percent, compared with 6.14 percent in the same quarter of 1996. The net interest margin for the full year of 1997 was 5.99 percent, compared with
6.11 percent for 1996.

     Noninterest income (NII) in the fourth quarter of 1997 was $708 million, up 26 percent from $564 million in the same quarter of 1996. The increase was primarily due to a fourth quarter 1996 accrual of $103 million for the expected loss on the disposition of branches, primarily related to premises. For the full year 1997, NII was $2.704 billion, compared with $2.200 billion in 1996.

     Noninterest expense (NIE) in the fourth quarter of 1997 was $1.098 billion, a decrease of 26 percent from $1.488 billion in the fourth quarter of 1996. A significant portion of the decrease was related to reduced salaries, incentive compensation and employee benefits due to staff reductions after the merger with First Interstate Bancorp. NIE totaled $4.549 billion in 1997, compared with $4.637 billion in 1996.

     The loan loss provision was $195 million for the fourth quarter of 1997 and $615 million for the year, compared with $70 million and $105 million, respectively, for the same periods in 1996. Net charge-offs totaled $190 million, or 1.17 percent of average loans (annualized), in the fourth quarter of 1997, and $805 million, or 1.25 percent of average loans, for the full year. Net charge-offs totaled $178 million, or 1.04 percent of average loans (annualized), for the fourth quarter of 1996, and $640 million, or 1.05 percent of average loans, for the full year. The largest category of net charge-offs was credit card loans for all periods presented.

     At December 31, 1997, the allowance for loan losses of $1.828 billion equaled 2.78 percent of total loans, compared with 2.80 percent at September 30, 1997 and 3.00 percent at December 31, 1996. Total nonaccrual and restructured loans were $537 million at December 31, 1997, compared with $574 million at September 30, 1997 and $724 million at December 31, 1996. Foreclosed assets were $158 million at December 31, 1997, compared with $196 million at September 30, 1997 and $219 million at December 31, 1996.

     At December 31, 1997, the Company's preliminary risk-based capital ratios were 11.50 percent for total risk-based capital and 7.60 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At September 30, 1997, these risk-based capital ratios were 11.47 percent and 7.53 percent, respectively. At December 31, 1996, the Company's total risk-based capital ratio was

                                    -more-

3/WF Earnings


11.70 percent and the Tier 1 risk-based capital ratio was 7.68 percent. The leverage ratio at December 31, 1997 was 6.95 percent, compared with
6.76 percent at September 30, 1997 and 6.65 percent at December 31, 1996. The ratio of common equity to total assets at December 31, 1997 was 12.94 percent, compared with 12.95 percent at September 30, 1997 and 12.41 percent at December 31, 1996.

________________
The following appears in accordance with the Securities Litigation Reform
Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the progress of integrating First Interstate and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                      ###


 Founded in 1852, Wells Fargo & Company has operations in Arizona, California,
   Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington.
     Visit Wells Fargo on the World Wide Web at http://www.wellsfargo.com.

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE


--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % Change
                                                           Quarter ended          Dec. 31, from             Year ended
                                      ----------------------------------   --------------------     ------------------
                                      DEC. 31,    Sept. 30,      Dec. 31,  Sept. 30,    Dec. 31,    DEC. 31,   Dec. 31,        %
(in millions)                            1997         1997          1996       1997        1996        1997       1996    Change
--------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                            $   298      $   290      $    123          3%        142%    $ 1,155   $  1,071         8%
Net income applicable to common stock     294          285           103          3         185       1,130      1,004        13

Earnings per common share             $  3.40      $  3.26      $   1.12          4         204     $ 12.77   $  12.21         5
Earnings per common share -
  assuming dilution                      3.36         3.23          1.11          4         203       12.64      12.05         5

Dividends declared per common share      1.30         1.30          1.30         --          --        5.20       5.20        --

Average common shares outstanding        86.5         87.5          92.2         (1)         (6)       88.4       82.2         8
Average common shares outstanding -
  assuming dilution                      87.3         88.4          93.3         (1)         (6)       89.4       83.3         7

Profitability ratios (annualized)
  Net income to average total assets
   (ROA)                                 1.23%        1.18%          .45%         4         173        1.16%      1.15%        1
  Net income applicable to common
   stock to average common
   stockholders' equity (ROE)            9.29         8.94          2.99          4         211        8.79       8.83        --

Efficiency ratio (1)                     59.9%        60.2%         82.0%        --         (27)       62.2%      69.0%      (10)

Average loans                         $64,545      $63,865      $ 67,097          1          (4)    $64,625   $ 60,574         7
Average assets                         96,170       97,032       107,308         (1)        (10)     99,560     93,392         7
Average core deposits                  70,198       70,744        80,776         (1)        (13)     72,996     70,890         3

Net interest margin                      5.94%        5.94%         6.14%        --          (3)       5.99%      6.11%       (2)

NET INCOME AND RATIOS EXCLUDING
  GOODWILL AND NONQUALIFYING CORE
  DEPOSIT INTANGIBLE AMORTIZATION
  AND BALANCES ("CASH" OR
  "TANGIBLE") (2)
Net income applicable to common stock $   407      $   400      $    222          2          83     $ 1,588   $  1,376        15
Earnings per common share                4.71         4.57          2.41          3          95       17.96      16.74         7
Earnings per common share -
  assuming dilution                      4.66         4.52          2.38          3          96       17.77      16.52         8
ROA                                      1.85%        1.81%          .97%         2          91        1.77%      1.66%        7
ROE                                     36.15        35.44         16.99          2         113       34.39      28.46        21
Efficiency ratio                         52.5         52.6          74.0         --         (29)       54.6       62.2       (12)

AT PERIOD END
Investment securities                 $ 9,888      $10,737      $ 13,505         (8)        (27)    $ 9,888   $ 13,505       (27)
Loans                                  65,734       65,104        67,389          1          (2)     65,734     67,389        (2)
Allowance for loan losses               1,828        1,823         2,018         --          (9)      1,828      2,018        (9)
Goodwill                                7,031        7,149         7,322         (2)         (4)      7,031      7,322        (4)
Assets                                 97,456       97,655       108,888         --         (10)     97,456    108,888       (10)
Core deposits                          71,397       70,580        81,581          1         (12)     71,397     81,581       (12)
Common stockholders' equity            12,614       12,645        13,512         --          (7)     12,614     13,512        (7)
Stockholders' equity                   12,889       12,920        14,112         --          (9)     12,889     14,112        (9)

Capital ratios
  Common stockholders' equity to
   assets                               12.94%       12.95%        12.41%        --           4       12.94%     12.41%        4
  Stockholders' equity to assets        13.22        13.23         12.96         --           2       13.22      12.96         2
  Risk-based capital (3)
     Tier 1 capital                      7.60         7.53          7.68          1          (1)       7.60       7.68        (1)
     Total capital                      11.50        11.47         11.70         --          (2)      11.50      11.70        (2)
  Leverage (3)                           6.95         6.76          6.65          3           5        6.95       6.65         5

Book value per common share           $146.41      $145.72      $ 147.72         --          (1)    $146.41   $ 147.72        (1)

Staff (active, full-time equivalent)   33,100       32,663        36,902          1         (10)     33,100     36,902       (10)

COMMON STOCK PRICE
High                                  $339.44      $279.88      $ 289.88         21          17     $339.44   $ 289.88        17
Low                                    275.75       250.13        250.25         10          10      246.00     203.13        21
Period end                             339.44       275.00        269.75         23          26      339.44     269.75        26

--------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.

(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $32 million and $967 million, respectively, for the quarter ended December 31, 1997 and $132 million and $1,023 million, respectively, for the year ended
     December 31, 1997. Goodwill amortization and average balance (which are not tax effected) were $81 million and $7,108 million, respectively, for the quarter ended December 31, 1997 and $326 million and $7,218 million, respectively, for the year ended December 31, 1997.

(3)  The December 31, 1997 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME



---------------------------------------------------------------------------------------------------------------------------------
                                                                         Quarter                                Year
                                                               ended December 31,       %          ended December 31,       %
                                                              ------------------                  ------------------
     (in millions)                                            1997          1996   Change         1997          1996   Change
---------------------------------------------------------------------------------------------------------------------------------


     INTEREST INCOME
     Federal funds sold and securities purchased
 (1)   under resale agreements                              $    3        $    8      (63)%     $   18        $   29      (38)%
 (2) Investment securities                                     159           211      (25)         732           779       (6)
 (3) Loans                                                   1,524         1,582       (4)       6,094         5,688        7
 (4) Other                                                      20            11       82           60            27      122
                                                            ------        ------                ------        ------
 (5)     Total interest income                               1,706         1,812       (6)       6,904         6,523        6
                                                            ------        ------                ------        ------
     INTEREST EXPENSE
 (6) Deposits                                                  423           446       (5)       1,703         1,586        7
     Federal funds purchased and securities sold
 (7)   under repurchase agreements                              45            20      125          154            92       67
 (8) Commercial paper and other short-term borrowings            5             4       25           17            16        6
 (9) Senior and subordinated debt                               81            86       (6)         315           302        4
     Guaranteed preferred beneficial interests in
(10)   Company's subordinated debentures                        25             6      317          101             6       --
                                                            ------        ------                ------        ------
(11)     Total interest expense                                579           562        3        2,290         2,002       14
                                                            ------        ------                ------        ------
(12) NET INTEREST INCOME                                     1,127         1,250      (10)       4,614         4,521        2
(13) Provision for loan losses                                 195            70      179          615           105      486
                                                            ------        ------                ------        ------
     Net interest income after
(14)   provision for loan losses                               932         1,180      (21)       3,999         4,416       (9)
                                                            ------        ------                ------        ------
     NONINTEREST INCOME
(15) Fees and commissions                                      252           207       22          946           740       28
(16) Service charges on deposit accounts                       212           233       (9)         861           868       (1)
(17) Trust and investment services income                      113           110        3          450           377       19
(18) Investment securities gains                                14             8       75           20            10      100
(19) Other                                                     117             6       --          427           205      108
                                                            ------        ------                ------        ------
(20)     Total noninterest income                              708           564       26        2,704         2,200       23
                                                            ------        ------                ------        ------
     NONINTEREST EXPENSE
(21) Salaries                                                  305           397      (23)       1,269         1,357       (6)
(22) Incentive compensation                                     52            80      (35)         195           227      (14)
(23) Employee benefits                                          75           112      (33)         332           373      (11)
(24) Equipment                                                  96           129      (26)         385           399       (4)
(25) Net occupancy                                              95           109      (13)         388           366        6
(26) Goodwill                                                   81            80        1          326           250       30
(27) Core deposit intangible                                    62            73      (15)         255           243        5
(28) Operating losses                                           58            73      (21)         320           145      121
(29) Other                                                     274           435      (37)       1,079         1,277      (16)
                                                            ------        ------                ------        ------
(30)     Total noninterest expense                           1,098         1,488      (26)       4,549         4,637       (2)
                                                            ------        ------                ------        ------
     INCOME BEFORE INCOME TAX
(31)   EXPENSE                                                 542           256      112        2,154         1,979        9
(32)   Income tax expense                                      244           133       83          999           908       10
                                                            ------        ------                ------        ------
(33) NET INCOME                                             $  298        $  123      142 %     $1,155        $1,071        8 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
     NET INCOME APPLICABLE TO
(34)   COMMON STOCK                                         $  294        $  103      185 %     $1,130        $1,004       13 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
(35) EARNINGS PER COMMON SHARE                              $ 3.40        $ 1.12      204 %     $12.77        $12.21        5 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
     EARNINGS PER COMMON SHARE -
(36)   ASSUMING DILUTION                                    $ 3.36        $ 1.11      203 %     $12.64        $12.05        5 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
     DIVIDENDS DECLARED
(37)   PER COMMON SHARE                                     $ 1.30        $ 1.30       -- %     $ 5.20        $ 5.20       -- %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
(38) Average common shares outstanding                        86.5          92.2       (6)%       88.4          82.2        8 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---
     Average common shares outstanding -
(39)   assuming dilution                                      87.3          93.3       (6)%       89.4          83.3        7 %
                                                            ------        ------     ----       ------        ------      ---
                                                            ------        ------     ----       ------        ------      ---

---------------------------------------------------------------------------------------------------------------------------------

   Wells Fargo & Company and Subsidiaries
   CONSOLIDATED BALANCE SHEET


--------------------------------------------------------------------------------------------------


                                                                       December 31,            %
                                                          ------------------------
     (in millions)                                            1997            1996        Change
--------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                               $ 8,169        $ 11,736           (30)%
     Federal funds sold and securities
 (2)   purchased under resale agreements                        82             187           (56)
 (3) Investment securities at fair value                     9,888          13,505           (27)
 (4) Loans                                                  65,734          67,389            (2)
 (5) Allowance for loan losses                               1,828           2,018            (9)
                                                          --------        --------
 (6)    Net loans                                           63,906          65,371            (2)
                                                          --------        --------
 (7) Due from customers on acceptances                          98             197           (50)
 (8) Accrued interest receivable                               507             665           (24)
 (9) Premises and equipment, net                             2,117           2,406           (12)
(10) Core deposit intangible                                 1,709           2,038           (16)
(11) Goodwill                                                7,031           7,322            (4)
(12) Other assets                                            3,949           5,461           (28)
                                                          --------        --------
(13)    Total assets                                       $97,456        $108,888           (10)%
                                                          --------        --------         -----
                                                          --------        --------         -----
     LIABILITIES
(14) Noninterest-bearing deposits                          $23,953        $ 29,073           (18)%
(15) Interest-bearing deposits                              48,246          52,748            (9)
                                                          --------        --------
(16)    Total deposits                                      72,199          81,821           (12)
     Federal funds purchased and securities
(17)   sold under repurchase agreements                      3,576           2,029            76
(18) Commercial paper and other short-term borrowings          249             401           (38)
(19) Acceptances outstanding                                    98             197           (50)
(20) Accrued interest payable                                  175             171             2
(21) Other liabilities                                       2,403           3,947           (39)
(22) Senior debt                                             1,983           2,120            (6)
(23) Subordinated debt                                       2,585           2,940           (12)
     Guaranteed preferred beneficial interests in
(24)  Company's subordinated debentures                      1,299           1,150            13

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                           275             600           (54)
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 86,152,779 shares
(26)   and 91,474,425 shares                                   431             457            (6)
(27) Additional paid-in capital                              8,712          10,287           (15)
(28) Retained earnings                                       3,416           2,749            24
(29) Cumulative foreign currency translation adjustments        --              (4)         (100)
(30) Investment securities valuation allowance                  55              23           139
                                                          --------        --------
(31)    Total stockholders' equity                          12,889          14,112            (9)
                                                          --------        --------
(32)    Total liabilities and stockholders' equity         $97,456        $108,888           (10)%
                                                          --------        --------         -----
                                                          --------        --------         -----

--------------------------------------------------------------------------------------------------

                                     - 7 -
Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY



------------------------------------------------------------------------------------------
                                                                    Year ended December 31,
                                                                    ----------------------
(in millions)                                                              1997       1996
------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF YEAR                                              $14,112    $ 4,055
Net income                                                                1,155      1,071
Preferred stock issued to First Interstate stockholders                      --        360
Preferred stock issued, net of issuance costs                                --        197
Common stock issued to First Interstate stockholders                         --     11,297
Common stock issued under employee benefit and
  dividend reinvestment plans                                                88        117
Preferred stock redeemed                                                   (325)      (439)
Common stock repurchased                                                 (1,689)    (2,158)
Preferred stock dividends                                                   (25)       (67)
Common stock dividends                                                     (463)      (429)
Change in foreign currency translation adjustments                            4         --
Change in investment securities valuation allowance                          32        (3)
Fair value adjustment related to First Interstate stock options              --        111
                                                                        -------    -------
BALANCE, END OF YEAR                                                    $12,889    $14,112
                                                                        -------    -------
                                                                        -------    -------
------------------------------------------------------------------------------------------


LOANS

------------------------------------------------------------------------------------------
                                                                               December 31,
                                                                    ----------------------
(in millions)                                                              1997       1996
------------------------------------------------------------------------------------------
Commercial                                                              $20,144    $19,515
Real estate 1-4 family first mortgage                                     8,869     10,425
Other real estate mortgage                                               12,186     11,860
Real estate construction                                                  2,320      2,303
Consumer:
  Real estate 1-4 family junior lien mortgage                             5,865      6,278
  Credit card                                                             5,039      5,462
  Other revolving credit and monthly payment                              7,185      8,374
                                                                        -------    -------
    Total consumer                                                       18,089     20,114
Lease financing                                                           4,047      3,003
Foreign                                                                      79        169
                                                                        -------    -------
    Total loans                                                         $65,734    $67,389
                                                                        -------    -------
                                                                        -------    -------
------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

--------------------------------------------------------------------------------------------------------------
                                                                         Quarter ended              Year ended
                                                       --------------------------------     ------------------
                                                       DEC. 31,   Sept. 30,    Dec. 31,    DEC. 31,    Dec. 31,
(in millions)                                             1997        1997        1996        1997        1996
--------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                            $1,823      $1,850      $2,137      $2,018      $1,794

Allowance of First Interstate                               --          --          --          --         770

Sale of former First Interstate banks                       --          --         (11)         --         (11)

Provision for loan losses                                  195         175          70         615         105

Loan charge-offs:
  Commercial                                               (71)        (69)        (49)       (269)       (140)
  Real estate 1-4 family first mortgage                     (4)         (5)         (6)        (19)        (18)
  Other real estate mortgage                                (5)         (2)        (11)        (18)        (40)
  Real estate construction                                  --          --          (3)         (3)        (13)
  Consumer:
    Real estate 1-4 family junior lien mortgage             (5)         (6)         (5)        (23)        (28)
    Credit card                                           (114)       (124)       (112)       (486)       (404)
    Other revolving credit and monthly payment             (51)        (55)        (62)       (219)       (186)
                                                        ------      ------      ------      ------      ------
      Total consumer                                      (170)       (185)       (179)       (728)       (618)
  Lease financing                                          (12)        (10)         (9)        (41)        (31)
                                                        ------      ------      ------      ------      ------
        Total loan charge-offs                            (262)       (271)       (257)     (1,078)       (860)
                                                        ------      ------      ------      ------      ------

Loan recoveries:
  Commercial                                                17          21          24          70          54
  Real estate 1-4 family first mortgage                      1           1           2           4           8
  Other real estate mortgage                                11          13          14          53          47
  Real estate construction                                   8           1           5          11          11
  Consumer:
    Real estate 1-4 family junior lien mortgage              2           2           2           8           9
    Credit card                                             14          12          11          48          36
    Other revolving credit and monthly payment              16          17          19          67          47
                                                        ------      ------      ------      ------      ------
      Total consumer                                        32          31          32         123          92
  Lease financing                                            3           2           2          12           8
                                                        ------      ------      ------      ------      ------
        Total loan recoveries                               72          69          79         273         220
                                                        ------      ------      ------      ------      ------
            Total net loan charge-offs                    (190)       (202)       (178)       (805)       (640)
                                                        ------      ------      ------      ------      ------

BALANCE, END OF PERIOD                                  $1,828      $1,823      $2,018      $1,828      $2,018
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total net loan charge-offs as a percentage
  of average loans (annualized)                           1.17%       1.25%       1.04%       1.25%       1.05%
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------


Allowance as a percentage of total loans                  2.78%       2.80%       3.00%       2.78%       3.00%
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

--------------------------------------------------------------------------------------------------------------



Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

--------------------------------------------------------------------------------
                                                                    December 31,
                                                               ----------------
(in millions)                                                  1997        1996
--------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                                   $155        $223
  Real estate 1-4 family first mortgage                         104          99
  Other real estate mortgage                                    228         349
  Real estate construction                                       23          25
  Consumer:
    Real estate 1-4 family junior lien mortgage                  17          15
    Other revolving credit and monthly payment                    1           1
  Lease financing                                                --           2
                                                               ----        ----
      Total nonaccrual loans                                    528         714
Restructured loans                                                9          10
                                                               ----        ----
Nonaccrual and restructured loans                               537         724
As a percentage of total loans                                   .8%        1.1%

Foreclosed assets                                               158         219
Real estate investments (1)                                       4           4
                                                               ----        ----
Total nonaccrual and restructured loans
  and other assets                                             $699        $947
                                                               ----        ----
                                                               ----        ----
--------------------------------------------------------------------------------


(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $172 million and $154 million at December 31, 1997 and 1996, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

----------------------------------------------------------------------------------------------------------------------------------
                                                                     Quarter                                   Year
                                                           ended December 31,            %        ended December 31,         %
                                                           -----------------                      -----------------
(in millions)                                                1997       1996        Change         1997        1996     Change
-------------------------------------------------------------------------------------------------------------------------------
Fees and commissions:
 Credit card membership and other credit card fees           $ 65      $  33            97 %     $  227      $  116         96 %
 Shared ATM network fees                                       43         35            23          168         102         65
 Charges and fees on loans                                     39         30            30          139         112         24
 Debit and credit card merchant fees                           26         27            (4)          98         112        (13)
 Mutual fund and annuity sales fees                            18         18            --           69          61         13
 All other                                                     61         64            (5)         245         237          3
                                                             ----       ----                     ------      ------
  Total fees and commissions                                  252        207            22          946         740         28
Service charges on deposit accounts                           212        233            (9)         861         868         (1)
Trust and investment services income:
 Asset management and custody fees                             63         60             5          249         214         16
 Mutual fund management fees                                   44         40            10          175         129         36
 All other                                                      6         10           (40)          26          34        (24)
                                                             ----       ----                     ------      ------
  Total trust and investment services income                  113        110             3          450         377         19
Investment securities gains                                    14          8            75           20          10        100
Income from equity investments accounted for by the:
 Cost method                                                   49         45             9          157         137         15
 Equity method                                                 15         11            36           57          24        138
Check printing charges                                         18         22           (18)          70          61         15
Gains on sales of loans                                        11         11            --           52          22        136
Gains (losses) from dispositions of operations                  8       (100)           --           15         (95)        --
Losses on dispositions of premises and equipment              (17)       (21)          (19)         (63)        (46)        37
All other                                                      33         38           (13)         139         102         36
                                                             ----       ----                     ------      ------
   Total                                                     $708       $564            26 %     $2,704      $2,200         23 %
                                                             ----       ----           ---       ------      ------        ---
                                                             ----       ----           ---       ------      ------        ---
-------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE

-------------------------------------------------------------------------------------------------------------------------------
                                                                     Quarter                                   Year
                                                           ended December 31,           %         ended December 31,         %
                                                           -----------------                      -----------------
(in millions)                                                1997       1996       Change          1997        1996     Change
-------------------------------------------------------------------------------------------------------------------------------
Salaries                                                   $  305     $  397          (23)%      $1,269      $1,357       (6)%
Incentive compensation                                         52         80          (35)          195         227      (14)
Employee benefits                                              75        112          (33)          332         373      (11)
Equipment                                                      96        129          (26)          385         399       (4)
Net occupancy                                                  95        109          (13)          388         366        6
Goodwill                                                       81         80            1           326         250       30
Core deposit intangible:
 Nonqualifying (1)                                             54         64          (16)          223         206        8
 Qualifying                                                     8          9          (11)           32          37      (14)
Operating losses                                               58         73          (21)          320         145      121
Contract services                                              64        100          (36)          236         295      (20)
Telecommunications                                             35         55          (36)          143         140        2
Security                                                       22         18           22            87          56       55
Postage                                                        19         28          (32)           83          96      (14)
Outside professional services                                  23         36          (36)           79         112      (29)
Advertising and promotion                                      21         50          (58)           74         116      (36)
Stationery and supplies                                        14         27          (48)           69          76       (9)
Travel and entertainment                                       17         29          (41)           62          78      (21)
Check printing                                                 12         17          (29)           55          43       28
Outside data processing                                        12         19          (37)           49          55      (11)
Foreclosed assets                                             (30)         3           --           (33)          7       --
All other                                                      65         53           23           175         203      (14)
                                                           ------     ------                     ------      ------
  Total                                                    $1,098     $1,488          (26)%      $4,549      $4,637       (2)%
                                                           ------     ------          ---        ------      ------       ---
                                                           ------     ------          ---        ------      ------       ---
-------------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)


-----------------------------------------------------------------------------------------------------------


                                                                                Quarter ended December 31,
                                                    -------------------------------------------------------
                                                                        1997                         1996
                                                    ------------------------   ---------------------------
                                                                    INTEREST                     Interest
                                                    AVERAGE  YIELDS/  INCOME/   Average   Yields/  income/
     (in millions)                                  BALANCE   RATES  EXPENSE    balance    rates  expense
     -----------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
(1)    under resale agreements                    $   222    5.62%  $    3    $    570     5.88%  $    8
     Investment securities at fair value (2):
(2)    U.S. Treasury securities                     2,602    6.02       39       2,624     6.06       40
     Securities of U.S. government agencies
(3)    and corporations                             4,653    6.47       75       7,017     6.41      112
(4)  Private collateralized mortgage obligations    2,481    6.71       42       3,105     6.67       52
(5)  Other securities                                 315    5.83        4         440     6.83        7
                                                   ------           ------    --------            ------
(6)    Total investment securities at fair value   10,051    6.39      160      13,186     6.42      211
     Loans:
(7)    Commercial                                  19,141    9.09      438      18,897     8.93      424
(8)    Real estate 1-4 family first mortgage        9,098    7.56      172      10,535     7.42      196
(9)    Other real estate mortgage                  11,889    9.35      280      12,039     9.54      288
(10)   Real estate construction                     2,343    9.79       58       2,311    10.52       61
       Consumer:
(11)     Real estate 1-4 family junior lien
            mortgage                                5,876    9.56      141       6,348     9.45      151
(12)     Credit card                                4,961   14.66      182       5,335    14.65      195
(13)     Other revolving credit and monthly payment 7,267    9.21      169       8,522     9.47      203
                                                   ------           ------    --------            ------
(14)       Total consumer                          18,104   10.81      492      20,205    10.83      549
(15) Lease financing                                3,896    8.81       86       2,936     8.71       64
(16) Foreign                                           74    7.15        1         174     7.80        3
                                                   ------           ------    --------            ------
(17)         Total loans                           64,545    9.41    1,527      67,097     9.42    1,585
(18) Other                                          1,094    7.16       19         709     6.15       11
                                                   ------           ------    --------            ------

               Total earning assets               $75,912    8.97    1,709    $ 81,562     8.88    1,815
                                                   ------           ------    --------            ------
                                                   ------                     --------

     FUNDING SOURCES
     Deposits:
(19)   Interest-bearing checking                  $ 1,672    1.46        6    $  3,000     1.28       10
(20)   Market rate and other savings               30,452    2.68      206      34,012     2.66      227
(21)   Savings certificates                        15,461    5.21      203      15,785     5.07      201
(22)   Other time deposits                            247    4.75        3         331     6.79        5
(23)   Deposits in foreign offices                    394    5.33        5         227     4.85        3
                                                   ------           ------    --------            ------
(24)         Total interest-bearing deposits       48,226    3.48      423      53,355     3.33      446
     Federal funds purchased and securities sold
(25)   under repurchase agreements                  3,234    5.47       45       1,493     5.29       20
(26) Commercial paper and other
       short-term borrowings                          354    5.78        5         416     3.66        4
(27) Senior debt                                    2,210    6.26       35       2,240     6.19       35
(28) Subordinated debt                              2,585    7.14       46       2,941     6.90       51
     Guaranteed preferred beneficial
       interests in Company's
(29)   subordinated debentures                      1,298    7.81       25         326     7.86        6
                                                   ------           ------    --------            ------
(30)         Total interest-bearing liabilities    57,907    3.97      579      60,771     3.68      562
(31) Portion of noninterest-bearing
       funding sources                             18,005      --       --      20,791       --       --
                                                   ------           ------    --------            ------

(32)           Total funding sources              $75,912    3.03      579     $81,562     2.74      562
                                                   ------           ------    --------            ------
                                                   ------                     --------

     NET INTEREST MARGIN AND NET
       INTEREST INCOME ON
(33)     A TAXABLE-EQUIVALENT BASIS (3)                      5.94%             $ 1,130     6.14%  $1,253
                                                             ----             --------     ----   ------
                                                             ----             --------     ----   ------

     NONINTEREST-EARNING ASSETS
(34) Cash and due from banks                      $  7,208                    $ 10,539
(35) Goodwill                                        7,108                       7,362
(36) Other                                           5,942                       7,845
                                                  --------                     -------

               Total noninterest-earning assets   $ 20,258                    $ 25,746
                                                  --------                     -------
                                                  --------                     -------

     NONINTEREST-BEARING FUNDING SOURCES
(37) Deposits                                     $ 22,613                    $ 27,979
(38) Other liabilities                               2,832                       3,917
(39) Preferred stockholders' equity                    275                         934
(40) Common stockholders' equity                    12,543                      13,707
     Noninterest-bearing funding sources used to
(41)   fund earning assets                         (18,005)                    (20,791)
                                                  --------                    --------
(42)           Net noninterest-bearing funding
                 sources                          $ 20,258                    $ 25,746
                                                  --------                    --------
                                                  --------                    --------
(43) TOTAL ASSETS                                 $ 96,170                    $107,308
                                                  --------                    --------
                                                  --------                    --------

     ------------------------------------------------------------------------------------------------------



(1) The average prime rate of Wells Fargo Bank was 8.50% and 8.25% for the quarters ended December 31, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.84% and 5.53% for the same quarters, respectively.

(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $9,964 million and $13,145 million for the quarters ended December 31, 1997 and 1996, respectively.

(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended December 31, 1997 and 1996.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)


----------------------------------------------------------------------------------------------------------------
                                                                                         Year ended December 31,
                                                  --------------------------------------------------------------
                                                                        1997                               1996
                                                  --------------------------      -----------------------------
                                                                    INTEREST                           Interest
                                                  AVERAGE  YIELDS/    INCOME/     Average    Yields/     income/
(in millions)                                     BALANCE   RATES    EXPENSE      balance     rates     expense
----------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
(1)   under resale agreements                     $   318    5.58%    $   18      $   522      5.55%     $   29
    Investment securities at fair value (2):
(2)   U.S. Treasury securities                      2,709    6.03        163        2,460      5.77         142
      Securities of U.S. government agencies
(3)     and corporations                            5,640    6.44        362        6,980      6.20         435
(4)   Private collateralized mortgage obligations   2,821    6.65        189        2,691      6.39         174
(5)   Other securities                                333    6.28         19          455      6.84          28
                                                  -------              -----      -------                 -----
(6)     Total investment securities at fair value  11,503    6.39        733       12,586      6.18         779

    Loans:
(7)   Commercial                                   18,567    9.07      1,684       16,640      9.02       1,501
(8)   Real estate 1-4 family first mortgage         9,697    7.50        728        9,601      7.43         713
(9)   Other real estate mortgage                   11,608    9.70      1,126       11,470      9.31       1,068
(10)  Real estate construction                      2,302   10.12        233        2,093     10.43         218
      Consumer:
(11)    Real estate 1-4 family junior lien mortgage 6,005    9.39        564        5,801      9.09         528
(12)    Credit card                                 5,131   14.45        742        4,938     14.87         734
(13)    Other revolving credit and monthly payment  7,750    9.27        718        7,329      9.57         701
                                                  -------              -----      -------                 -----
(14)     Total consumer                            18,886   10.72      2,024       18,068     10.87       1,963
(15)Lease financing                                 3,446    8.82        304        2,557      8.82         226
(16)Foreign                                           119    6.95          8          145      6.62          10
                                                  -------              -----      -------                 -----
(17)       Total loans                             64,625    9.45      6,107       60,574      9.41       5,699
(18)Other                                             853    6.91         59          432      6.29          27
                                                  -------              -----      -------                 -----

             Total earning assets                 $77,299    8.95      6,917      $74,114      8.81       6,534
                                                  -------              -----      -------                 -----
                                                  -------              -----      -------                 -----

    FUNDING SOURCES
    Deposits:
(19)  Interest-bearing checking                   $ 1,803    1.34         24      $ 4,236      1.26          53
(20)  Market rate and other savings                32,031    2.61        837       29,482      2.64         777
(21)  Savings certificates                         15,562    5.13        798       14,433      4.93         712
(22)  Other time deposits                             212    4.56         10          385      6.64          27
(23)  Deposits in foreign offices                     629    5.37         34          336      5.19          17
                                                  -------              -----      -------                 -----
(24)       Total interest-bearing deposits         50,237    3.39      1,703       48,872      3.25       1,586
    Federal funds purchased and securities sold
(25)  under repurchase agreements                   2,844    5.40        154        1,769      5.22          92
(26)Commercial paper and other
      short-term borrowings                           287    5.90         17          369      4.13          16
(27)Senior debt                                     1,933    6.31        122        2,213      6.13         136
(28)Subordinated debt                               2,751    7.03        193        2,403      6.93         166
    Guaranteed preferred beneficial
      interests in Company's
(29)  subordinated debentures                       1,287    7.82        101           82      7.82           6
                                                  -------              -----      -------                 -----
(30)       Total interest-bearing liabilities      59,339    3.86      2,290       55,708      3.59       2,002
(31)Portion of noninterest-bearing
      funding sources                              17,960      --         --       18,406        --          --
                                                  -------              -----      -------                 -----
(32)         Total funding sources                $77,299    2.96      2,290      $74,114      2.70       2,002
                                                  -------              -----      -------                 -----
                                                  -------                         -------

    NET INTEREST MARGIN AND NET INTEREST INCOME
(33)  ON A TAXABLE-EQUIVALENT BASIS (3)                      5.99%    $4,627                   6.11%     $4,532
                                                            -----     ------                  -----      ------
                                                            -----     ------                  -----      ------

    NONINTEREST-EARNING ASSETS
(34)Cash and due from banks                      $  8,020                        $  7,977
(35)Goodwill                                        7,218                           5,614
(36)Other                                           7,023                           5,687
                                                  -------                         -------
             Total noninterest-earning assets    $ 22,261                        $ 19,278
                                                  -------                         -------
                                                  -------                         -------
    NONINTEREST-BEARING FUNDING SOURCES
(37)Deposits                                     $ 23,600                        $ 22,739
(38)Other liabilities                               3,396                           2,796
(39)Preferred stockholders' equity                    366                             779
(40)Common stockholders' equity                    12,859                          11,370
    Noninterest-bearing funding sources used to
(41)  fund earning assets                         (17,960)                        (18,406)
                                                  -------                         -------
(42)         Net noninterest-bearing funding
                 sources                         $ 22,261                        $ 19,278
                                                  -------                         -------
                                                  -------                         -------
(43)TOTAL ASSETS                                 $ 99,560                        $ 93,392
                                                  -------                         -------
                                                  -------                         -------
-----------------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.44% and 8.27% for the years ended December 31, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.74% and 5.51% for the same periods, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $11,467 million and $12,610 million for the years ended December 31, 1997 and 1996, respectively.
(3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the years ended December 31, 1997 and 1996.